EXHIBIT 99.1
Pega Delivers Outstanding Cash Flow and Margin Expansion in Q1 2024
•Cash flow from operations and free cash flow both reach $180 million
•Annual contract value (ACV) grows 9% year over year
•Pega Cloud gross margin expands to 77%
CAMBRIDGE, Mass. — April 24, 2024 — Pegasystems Inc. (NASDAQ: PEGA), the leading enterprise AI decisioning and workflow automation platform provider, released its financial results for the first quarter of 2024.
“In Q1, we released Pega GenAI Blueprint™, a revolutionary technology that massively changes the way we engage with our clients to help them re-imagine and evolve their business,” said Alan Trefler, founder and CEO. “Hundreds of clients and partners have generated thousands of Blueprints, and those numbers are increasing every day. Blueprint highlights how Pega is uniquely leveraging GenAI to drive digital transformation for our clients.”
“The strong cash generation in Q1 demonstrates the power of a SaaS business,” said Ken Stillwell, Pega COO and CFO. “Given our financial strength and differentiated GenAI capabilities, we are in a great position to accelerate profitable growth.”
Financial and performance metrics (1)

ACV Growth
9% (9% Constant Currency)
$1,300M
$1,250M
$1,200M
$1,150M
$1,100M
$1,050M
$1,000M
$1,174M
$1,273M
March 31, 2023
March 31, 2024

1 Refer to the schedules at the end of this release for additional information, including a reconciliation of GAAP and non-GAAP measures.

EXHIBIT 99.1
(continued)
Reconciliation of ACV and ACV (constant currency)

(in millions, except percentages)	March 31, 2023	March 31, 2024	1-Year Change
ACV	$1,174	$1,273	9%
Impact of changes in foreign exchange rates	—	4
Constant currency ACV	$1,174	$1,277	9%
Note: ACV (constant currency) is calculated by applying the March 31, 2023 foreign exchange rates to all periods shown.
Cash Flow Growth

EXHIBIT 99.1
(continued)

Backlog Growth
Current - 7% (8% Constant Currency)
Total - 9% (9% Constant Currency)
$1,500M
$1,000M
$500M
$0M
$1,308M
$707
$601
$1,425M
$759
$666
March 31, 2023
March 31, 2024
Current
Long-term

(Dollars in thousands, except per share amounts)	Three Months Ended March 31,
	2024	2023	Change
Total revenue	$330,147	$325,472	1%
Net (loss) - GAAP	$(12,124)	$(20,774)	42%
Net income - non-GAAP	$42,154	$19,220	119%
Diluted (loss) per share - GAAP	$(0.14)	$(0.25)	44%
Diluted earnings per share - non-GAAP	$0.48	$0.23	109%

(Dollars in thousands)	Three Months Ended March 31,				Change
	2024		2023
Pega Cloud	$130,902	40%	$107,879	33%	$23,023	21%
Maintenance	81,001	24%	79,630	25%	1,371	2%
Subscription services	211,903	64%	187,509	58%	24,394	13%
Subscription license	63,338	19%	84,527	26%	(21,189)	(25)%
Subscription	275,241	83%	272,036	84%	3,205	1%
Consulting	54,047	17%	53,033	16%	1,014	2%
Perpetual license	859	—%	403	—%	456	113%
	$330,147	100%	$325,472	100%	$4,675	1%
Quarterly conference call
A conference call and audio-only webcast will be conducted at 8:00 a.m. EDT on Thursday, April 25, 2024. Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1 (888) 596-4144 (domestic) or 1 (646) 968-2525 (international) and using conference ID 1559653, or via https://events.q4inc.com/attendee/436307495 by logging onto www.pega.com at least five minutes prior to the event's broadcast and clicking on the webcast icon in the Investors section.

Discussion of non-GAAP financial measures
Our non-GAAP financial measures should only be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. We believe that these measures help investors understand our core operating results and prospects, which is consistent with how management measures and forecasts our performance without the effect of often one-time charges and other items outside our normal operations. They are not a substitute for financial measures prepared under U.S. GAAP. Refer to the schedules at the end of this release for additional information, including a reconciliation of GAAP and non-GAAP measures.
Forward-looking statements
Certain statements in this press release may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, intends to, projects, forecasts, guidance, likely, and usually or variations of such words and other similar expressions identify forward-looking statements. These statements represent our views only as of the date the statement was made and are based on current expectations and assumptions.
Forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the continued payment of our quarterly dividends;
•the timing of revenue recognition;
•variation in demand for our products and services, including among clients in the public sector;
•reliance on key personnel;
•reliance on third-party service providers, including hosting providers;
•compliance with our debt obligations and covenants;
•the potential impact of our convertible senior notes and Capped Call Transactions;
•foreign currency exchange rates;
•the potential legal and financial liabilities and damage to our reputation due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights, costs associated with defending such rights, intellectual property rights claims, and other related claims by third parties against us, including related costs, damages, and other relief that may be granted against us;
•our ongoing litigation with Appian Corp.;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2023, and other filings we make with the U.S. Securities and Exchange Commission (“SEC”).
Investors are cautioned not to place undue reliance on such forward-looking statements, and there are no assurances that the results included in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and expressly disclaim any obligation to publicly update or revise these forward-looking statements, whether as the result of new information, future events, or otherwise.
Any forward-looking statements in this press release represent our views as of April 24, 2024.

About Pegasystems
Pega provides a powerful platform that empowers the world's leading organizations to unlock business-transforming outcomes with real-time optimization. Clients use our enterprise AI decisioning and workflow automation to solve their most pressing business challenges - from personalizing engagement to automating service to streamlining operations. Since 1983, we've built our scalable and flexible architecture to help enterprises meet today's customer demands while continuously transforming for tomorrow. For more information on how Pega (NASDAQ: PEGA) empowers its clients to Build for Change®, visit www.pega.com.
Press contact:
Lisa Pintchman
VP, Corporate Communications
lisapintchman.rogers@pega.com
617-866-6022
Twitter: @pega
Investor contact:
Peter Welburn
VP, Corporate Development & Investor Relations
PegaInvestorRelations@pega.com
617-498-8968
All trademarks are the property of their respective owners.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023
Revenue
Subscription services	$211,903	$187,509
Subscription license	63,338	84,527
Consulting	54,047	53,033
Perpetual license	859	403
Total revenue	330,147	325,472
Cost of revenue
Subscription services	35,824	36,864
Subscription license	643	719
Consulting	58,182	60,348
Perpetual license	9	3
Total cost of revenue	94,658	97,934
Gross profit	235,489	227,538
Operating expenses
Selling and marketing	127,695	149,797
Research and development	72,113	75,376
General and administrative	23,527	23,110
Litigation settlement, net of recoveries	32,403	—
Restructuring	163	1,461
Total operating expenses	255,901	249,744
(Loss) from operations	(20,412)	(22,206)
Foreign currency transaction (loss)	(3,262)	(2,675)
Interest income	5,281	1,485
Interest expense	(1,752)	(1,918)
Gain on capped call transactions	3,299	3,206
Other income, net	1,684	6,583
(Loss) before (benefit from) provision for income taxes	(15,162)	(15,525)
(Benefit from) provision for income taxes	(3,038)	5,249
Net (loss)	$(12,124)	$(20,774)
(Loss) per share
Basic	$(0.14)	$(0.25)
Diluted	$(0.14)	$(0.25)
Weighted-average number of common shares outstanding
Basic	84,266	82,604
Diluted	84,266	82,604

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$291,905	$229,902
Marketable securities	327,044	193,436
Total cash, cash equivalents, and marketable securities	618,949	423,338
Accounts receivable, net	191,987	300,173
Unbilled receivables, net	170,458	237,379
Other current assets	78,193	68,137
Total current assets	1,059,587	1,029,027
Long-term unbilled receivables, net	72,814	85,402
Goodwill	81,467	81,611
Other long-term assets	297,860	314,696
Total assets	$1,511,728	$1,510,736
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,353	$11,290
Accrued expenses	80,642	39,941
Accrued compensation and related expenses	55,438	126,640
Deferred revenue	382,765	377,845
Convertible senior notes, net	499,985	—
Other current liabilities	19,096	21,343
Total current liabilities	1,044,279	577,059
Long-term convertible senior notes, net	—	499,368
Long-term operating lease liabilities	63,645	66,901
Other long-term liabilities	13,618	13,570
Total liabilities	1,121,542	1,156,898
Total stockholders’ equity	390,186	353,838
Total liabilities and stockholders’ equity	$1,511,728	$1,510,736

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2024	2023
Net (loss)	$(12,124)	$(20,774)
Adjustments to reconcile net (loss) to cash provided by operating activities
Non-cash items	55,592	59,766
Change in operating assets and liabilities, net	136,678	29,115
Cash provided by operating activities	180,146	68,107
Cash (used in) investing activities	(132,399)	(14,413)
Cash provided by (used in) financing activities	17,899	(29,372)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(2,803)	782
Net increase in cash, cash equivalents, and restricted cash	62,843	25,104
Cash, cash equivalents, and restricted cash, beginning of period	232,827	145,054
Cash, cash equivalents, and restricted cash, end of period	$295,670	$170,158

PEGASYSTEMS INC.
RECONCILIATION OF SELECTED GAAP AND NON-GAAP MEASURES
(in thousands, except percentages and per share amounts)

	Three Months Ended March 31,
	2024	2023	Change
Net (loss) - GAAP	$(12,124)	$(20,774)	42%
Stock-based compensation (1)	34,781	42,557
Restructuring	163	1,461
Legal fees	1,942	1,476
Litigation settlement, net of recoveries	32,403	—
Amortization of intangible assets	964	1,049
Interest on convertible senior notes	617	728
Capped call transactions	(3,299)	(3,206)
Repurchases of convertible senior notes	—	(2,781)
Foreign currency transaction loss	3,262	2,675
Other	(1,628)	(3,793)
Income taxes (2)	(14,927)	(172)
Net income - non-GAAP	$42,154	$19,220	119%

Diluted (loss) per share - GAAP	$(0.14)	$(0.25)	44%
non-GAAP adjustments	0.62	0.48
Diluted earnings per share - non-GAAP	$0.48	$0.23	109%

Diluted weighted-average number of common shares outstanding - GAAP	84,266	82,604	2%
Stock-based compensation	3,094	762
Diluted weighted-average number of common shares outstanding - non-GAAP	87,360	83,366	5%
Our non-GAAP financial measures reflect the following adjustments:
•Stock-based compensation: We have excluded stock-based compensation from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock-based compensation.
•Restructuring: We have excluded restructuring from our non-GAAP financial measures. Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as these amounts are not representative of our core business operations and ongoing operational performance.
•Legal fees: Legal and related fees arising from proceedings outside the ordinary course of business. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Litigation settlement, net of recoveries: Accrued loss for the estimated cost to settle ongoing litigation arising from proceedings outside the ordinary course of business. See Note 15. Commitments and Contingencies in our Quarterly Report for the three months ended March 31, 2024 for additional information. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Amortization of intangible assets: We have excluded the amortization of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by the timing and size of acquisitions. Investors should note that intangible assets contributed to our revenues recognized during the periods presented and are expected to contribute to future revenues. Amortization of intangible assets is likely to recur in future periods. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.

•Interest on convertible senior notes: In February 2020, we issued convertible senior notes, due March 1, 2025, in a private placement. We believe that excluding the amortization of issuance costs provides a useful comparison of our operational performance in different periods.
•Capped call transactions: We have excluded gains and losses related to our capped call transactions held at fair value under U.S. GAAP. The capped call transactions are expected to reduce common stock dilution and/or offset any potential cash payments we must make, other than for principal and interest, upon conversion of the convertible senior notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Repurchases of convertible senior notes: We have excluded gains from the repurchases of Convertible Senior Notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Foreign currency transaction loss: We have excluded foreign currency transaction gains and losses from our non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by foreign exchange market rates. Foreign currency transaction gains and losses are likely to recur in future periods. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.
•Other: We have excluded gains and losses from our venture investments, and incremental expenses incurred integrating acquisitions. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Diluted weighted-average number of common shares outstanding:
•Stock-based compensation: In periods of non-GAAP income, we have included the dilutive impact of stock-based compensation in our non-GAAP weighted-average shares. In periods of GAAP loss, these shares would have been excluded from our GAAP results as they would be anti-dilutive for GAAP. We believe including the dilutive effect of stock-based compensation in our non-GAAP financial measures in periods of income is helpful to investors as this provides a useful comparison of our operational performance in different periods.
(1) Stock-based compensation:

	Three Months Ended March 31,
	2024	2023
Cost of revenue	$6,572	$8,912
Selling and marketing	13,888	17,661
Research and development	7,646	9,060
General and administrative	6,675	6,924
	$34,781	$42,557
Income tax benefit	$(311)	$(672)
(2) Effective income tax rates:

	Three Months Ended March 31,
	2024	2023
GAAP	20%	(34)%
non-GAAP	22%	22%
Our GAAP effective income tax rate is subject to significant fluctuations due to several factors, including our stock-based compensation plans, research and development tax credits, gains and losses on our capped call transactions, and the valuation allowance on our deferred tax assets in the U.S. and U.K. We determine our non-GAAP income tax rate using applicable rates in taxing jurisdictions and assessing certain factors, including historical and forecasted earnings by jurisdiction, discrete items, and ability to realize tax assets. We believe it is beneficial for our management to review our non-GAAP results consistent with our annual plan's effective income tax rate as established at the beginning of each year, given tax rate volatility.

PEGASYSTEMS INC.
RECONCILIATION OF FREE CASH FLOW (1) AND OTHER METRICS
(in thousands, except percentages)

	Three Months Ended March 31,
	2024	2023
Cash provided by operating activities	$180,146	$68,107
Investment in property and equipment	(604)	(11,487)
Free cash flow	$179,542	$56,620

Supplemental information (2)
Restructuring	$3,347	$14,458
Legal fees	2,739	1,515
Interest on convertible senior notes	1,884	2,250
Income taxes	8,163	2,825
	$16,133	$21,048
(1) Our non-GAAP free cash flow is defined as cash provided by operating activities less investment in property and equipment. Investment in property and equipment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities. We provide information on free cash flow to enable investors to assess our ability to generate cash without incurring additional external financings. This information is not a substitute for financial measures prepared under U.S. GAAP.
(2) The supplemental information discloses items that affect our cash flows and are considered by management not to be representative of our core business operations and ongoing operational performance.
•Restructuring: Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities.
•Legal fees: Legal and related fees arising from proceedings outside the ordinary course of business.
•Interest on convertible senior notes: In February 2020, we issued convertible senior notes, due March 1, 2025, in a private placement. The convertible senior notes accrue interest at an annual rate of 0.75%, payable semi-annually in arrears on March 1 and September 1.
•Income taxes: Direct income taxes paid net of refunds received.
PEGASYSTEMS INC.
ANNUAL CONTRACT VALUE
(in thousands, except percentages)

Annual contract value (“ACV”) - ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV. ACV is a performance measure that we believe provides useful information to our management and investors.

	March 31, 2024	March 31, 2023	Change
Pega Cloud	$570,356	$490,568	$79,788	16%
Maintenance	313,550	323,760	(10,210)	(3)%
Subscription services	883,906	814,328	69,578	9%
Subscription license	389,431	359,323	30,108	8%
	$1,273,337	$1,173,651	$99,686	9%

PEGASYSTEMS INC.
BACKLOG
(in thousands, except percentages)

Remaining performance obligations (“Backlog”) - Expected future revenue from existing non-cancellable contracts:
As of March 31, 2024:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Pega Cloud	Maintenance
1 year or less	$461,928	$225,598	$33,985	$2,727	$34,716	$758,954	53%
1-2 years	292,787	65,605	10,008	—	1,604	370,004	26%
2-3 years	149,797	32,307	2,903	—	2,428	187,435	13%
Greater than 3 years	86,601	21,650	98	—	—	108,349	8%
	$991,113	$345,160	$46,994	$2,727	$38,748	$1,424,742	100%
% of Total	70%	24%	3%	—%	3%	100%
Change since March 31, 2023
	$124,390	$6,799	$1,656	$(4,787)	$(11,400)	$116,658
	14%	2%	4%	(64)%	(23)%	9%
As of March 31, 2023:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Pega Cloud	Maintenance
1 year or less	$389,632	$235,315	$35,346	$5,262	$41,203	$706,758	54%
1-2 years	239,228	66,272	3,215	2,252	6,653	317,620	24%
2-3 years	131,085	29,295	6,777	—	2,292	169,449	13%
Greater than 3 years	106,778	7,479	—	—	—	114,257	9%
	$866,723	$338,361	$45,338	$7,514	$50,148	$1,308,084	100%
% of Total	66%	26%	3%	1%	4%	100%

PEGASYSTEMS INC.
RECONCILIATION OF GAAP BACKLOG AND CONSTANT CURRENCY BACKLOG
(in millions, except percentages)

	March 31, 2023	March 31, 2024	1 Year Growth Rate
Backlog - GAAP	$1,308	$1,425	9%
Impact of changes in foreign exchange rates	—	4
Constant currency backlog	$1,308	$1,429	9%
Note: Constant currency Backlog is calculated by applying the Q1 2023 foreign exchange rates to all periods shown.